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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
__________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 18, 2007
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-33409 (Commission File Number)	20-0836269 (I.R.S. Employer Identification No.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231-4388
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 214-265-2550
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On May 18, 2007, the Board of Directors of the Company approved certain amendments to the Company’s Code of Ethics to provide that, among other things, any waiver of the Code of Ethics that applies to the Company’s directors or executive officers will be authorized in accordance with the listing standards of the New York Stock Exchange, rather than the rules promulgated by the NASDAQ Stock Market.
     A copy of the revised Code of Ethics is filed as Exhibit 14.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

14.1	—	MetroPCS Communications, Inc. Revised Code of Ethics

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: May 22, 2007	By:	/s/Roger D. Linquist
Roger D. Linquist
President and CEO

Index to Exhibits

EXHIBIT
NUMBER		DESCRIPTION
14.1	—	MetroPCS Communications, Inc. Revised Code of Ethics